Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Cash dividends declared per ordinary share	$ 1.7	$ 1.545	$ 1.4075
Unrealized (loss) gain on derivatives, net of tax	$ (34,677)	$ (46,580)	$ 13,773
Unrealized loss on short-term interest-bearing investments, net of tax	(16,203)	(22,797)	(1,274)
Unrealized loss on defined benefit plan, net of tax	$ (2,392)	$ (3,099)	$ (3,161)